                                                                    Exhibit 10.3

                                 SALES AGREEMENT



Customer DGS, Inc.
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Street Address             4601 Gateway Circle
                           --------------------------------
City     Dayton            State OH          Zip Code 45440
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Telephone




SHIP TO ABOVE UNLESS NOTED:


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         ECHELON agrees to sell to CUSTOMER the hardware products ("Hardware
Products") and license to CUSTOMER the software products ("Software Products") listed on Schedule A (collectively "Products"). CUSTOMER understands that such Products will be either new or reconditioned. Any Software Products in this Agreement are licensed subject to the corresponding Software License, Development License, and OEM License Agreements attached hereto as Exhibits A, B and C, respectively. Additional exhibits may be added to this Agreement from time to time as CUSTOMER purchases or licenses other products from ECHELON.

         THE FOLLOWING "TERMS AND CONDITIONS", SCHEDULE A AND
EXHIBITS A THROUGH C ARE ATTACHED TO THIS SALES AGREEMENT AND
MADE A PART HEREOF.


ACCEPTED BY:

ECHELON CORPORATION                            CUSTOMER DGS, Inc.

By:/s/ Oliver R. Stanfield                     By: /s/ T. Haas for DGS
Title: Vice President & CEO                    Title: CEO
Date: 11-30-03                                 Date: Nov. 29, 1993

1. Prices, License Fees and Taxes. The prices for Hardware Products and license fees for Software Products are set forth on Schedule A and are exclusive of all federal, state, municipal, or other government taxes or duties (except taxes paid on net income). Any such tax fee, or charge shall be paid by the CUSTOMER. If ECHELON is required to pay any such tax, fee, or charge, the CUSTOMER shall reimburse ECHELON therefor. All prices are quoted in United States dollars.

2. Terms of Payment. CUSTOMER agrees to pay ECHELON's invoices within 30 days of the shipment of Products; provided, however that ECHELON reserves the right to require payment in advance or by letter of credit. CUSTOMER will pay ECHELON interest of one and one-half percent (1 1/2%) per month (18% per year), or a lower interest rate set by law, for all amounts not paid when due. All payments are to be made in United States dollars.

3. Delivery. Delivery will be F.O.B. ECHELON's shipping facility. Title (except title to licensed Software Products) will pass to CUSTOMER upon ECHELON's delivery to a carrier. Upon delivery to the carrier, CUSTOMER will become responsible for and bear the entire risk of loss or damage to the Products. Scheduled delivery dates are estimates only.

4.       Cancellation or Delay of Orders.
         (a) CUSTOMER may cancel any order (or part thereof) or postpone delivery dates for any Products without charge by giving ECHELON written notice not less than sixty (60) days (Freeze Date) prior to ECHELON's scheduled delivery date for those Products. If CUSTOMER requests a postponement of over six (6) months, the order for such Products shall be considered cancelled. (b) If CUSTOMER cancels any order (or part thereof) or requests delay in delivery after the Freeze Date, there will be a twenty-five percent (25%) restocking charge. CUSTOMER will have no rights in partially completed goods from cancelled orders. (c) If CUSTOMER requests and is granted a delay in delivery, and if ECHELON has, prior to such request, notified CUSTOMER of price changes that are effective at the time of the new delivery date, then ECHELON's price to CUSTOMER on Products for which delivery was delayed and any penalties due to ECHELON hereunder shall be based upon ECHELON's new list prices.

5. Substitutions and Modifications. ECHELON reserves the right to make substitutions or modifications to the specifications or implementations of the Products, provided that these substitutions and modifications do not materially reduce overall system performance.

6. Shipment Packaging and Mode of Transportation. CUSTOMER may provide ECHELON with written shipment and packaging instructions to within twenty (20) days of the scheduled delivery date. ECHELON will use its reasonable efforts to accommodate these instructions. In the absence of specific instructions, ECHELON will ship the Products by the method it deems most advantageous and in standard commercial packaging. Transportation and insurance charges will be collect, or if prepaid, will be invoiced to CUSTOMER. When special packaging is requested or, in the opinion of ECHELON, required, the costs of the same, if not set forth on the invoice, will be separately invoiced to and paid by CUSTOMER. Equipment held or stored for CUSTOMER after an agreed upon delivery date shall be held or stored at CUSTOMER's sole expense and risk.

7. Security Interest. ECHELON hereby reserves a purchase money security interest in all Products sold or licensed hereunder and the proceeds thereof in the amount of their purchase price until all such Products have been paid for in full. CUSTOMER hereby agrees to perform all acts necessary or appropriate to assist ECHELON in perfecting and maintaining such security interest. In the event of a default by CUSTOMER of any of its obligations to ECHELON, ECHELON will have the right, without liability to CUSTOMER, to repossess the Products sold or licensed hereunder.

8. Installation and Training. Product installation per ECHELON's installation instructions is the responsibility of CUSTOMER. CUSTOMER will be provided with telephone support in accordance with ECHELON's standard practice. Additional support will be available based on ECHELON's then current pricing and practice. CUSTOMER may contract for training subject to ECHELON's then current schedules, pricing, and practices.

9. Limited Warranty. ECHELON warrants the Hardware Products against defects in materials and workmanship for a period of ninety (90) days after shipment to CUSTOMER. ECHELON's sole and exclusive liability and CUSTOMER's sole remedy under this warranty shall be, at ECHELON's option, to repair or replace any such defective Hardware Products. The products which CUSTOMER considers defective shall be returned to ECHELON, by a method of shipment approved by ECHELON in advance. This warranty shall be void if in ECHELON's reasonable opinion such defective condition was caused in whole or in part by CUSTOMER's misuse, neglect, testing, attempts to repair, or any other cause beyond normal usage, or by accident, fire, or other hazard. Repair or replacement does not extend the warranty period for such Hardware Product. The limited warranty, if any, for Software Products will be as set forth in the Software License Agreement attached hereto as Exhibit A.

         THE WARRANTY SET FORTH ABOVE IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10. Limitation of Liability. ECHELON'S LIABILITY UNDER OR FOR BREACH OF THIS AGREEMENT SHALL NOT EXCEED THE PURCHASE PRICE OR LICENSE FEE PAID FOR THE PRODUCTS LESS REASONABLE RENTAL OR PAST USE. IN NO EVENT SHALL ECHELON BE LIABLE FOR COSTS OF

PROCUREMENT OF SUBSTITUTE GOODS. IN NO EVENT SHALL ECHELON BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, OR INCIDENTAL DAMAGES ARISING IN ANY WAY OUT OF THIS AGREEMENT, HOWEVER CAUSED, AND ON ANY THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

11. Patent Infringement. ECHELON agrees to indemnify, hold harmless, and defend CUSTOMER from and against any and all suits or proceedings and any and all liability, loss, or damage arising out of any claim that the use of the Hardware Products infringes any United States patent; provided, however, that CUSTOMER notifies ECHELON promptly in writing of any such suit or proceeding and gives ECHELON sole control of the defense and all negotiations for the settlement or compromise thereof. This indemnity shall not apply if normally noninfringing Hardware Products are rendered infringing by reason of CUSTOMER'S particular use of such Hardware Products. At its Option, ECHELON may at any time replace, modify, or procure for the CUSTOMER the right to continue using any Hardware Products to avoid any infringement. The indemnification for Software Products is as set forth in the Software License Agreement attached hereto as Exhibit A.

         ECHELON'S LIABILITY UNDER THIS PARAGRAPH 11 SHALL NOT EXCEED THE TOTAL PURCHASE PRICE OF THE PRODUCTS, THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATION OF ECHELON WITH RESPECT TO INFRINGEMENT OR CLAIMS OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET, OR OTHER INTELLECTUAL PROPERTY OR PROPRIETARY RIGHT BY THE HARDWARE PRODUCTS OR ANY PART THEREOF.

12. Software License. CUSTOMER hereby agrees to the terms and conditions of the Software License Agreement attached hereto as Exhibit A.

13. Development and OEM License. CUSTOMER understands that it may not purchase NEURON,(R) Chips without having first entered into a LONWORKS(TM) Development License Agreement with ECHELON. CUSTOMER agrees not to use in other than a development environment or sell products or technology using ECHELON's LONTALK(TM) Protocol without having first entered into a LONWORKS OEM License Agreement with ECHELON. ECHELON's standard Development and OEM License Agreements are attached hereto as Exhibits B and C, respectively.

14. Termination of Licenses. CUSTOMER agrees that, if the Products are being purchased for CUSTOMER's use pursuant to a trial, rental, or lease program, then CUSTOMER's rights under the Software License, Development License and OEM License Agreements shall terminate upon termination of the applicable trial, rental or lease period or any extensions thereof; provided, however, that if CUSTOMER purchases the Products at the end of such period, then such rights shall continue perpetually except as provided elsewhere herein or in such license agreements. Within two (2) weeks after any such termination, CUSTOMER shall return to ECHELON or a third party designated by ECHELON the original and all copies, in whole or in part, including partial copies and modifications of the Software Products, or destroy such items and deliver certification thereof to ECHELON.

15. Export Controls. CUSTOMER agrees not to export or reexport, or cause to be exported or reexported, any Products received hereunder, or the direct product of such Products, to any country to which, under the laws of the United States, CUSTOMER is or might be prohibited from exporting its technology or direct product thereof.

16. Partial Invalidity. If any provision in this Agreement shall be held to be invalid or unenforceable, the remainder of this Agreement shall remain valid and enforceable.

17. Acceptance. CUSTOMER will accept Products if such Products conform to all material specifications of ECHELON. CUSTOMER will provide ECHELON with notice of any material nonconformities within ten (10) days of CUSTOMER's receipt of Products ("Initial Acceptance Period"). After resolution or correction, ECHELON will provide CUSTOMER with notice that such nonconformities have been resolved or corrected, and a new ten (10) day acceptance period ("Subsequent Acceptance Period") will commence. If ECHELON is not provided with notice of any such nonconformities during any Initial or Subsequent Acceptance Period, then CUSTOMER agrees that the Products shall be deemed accepted.

18. General Provisions. ECHELON and CUSTOMER agree that (i) this Agreement shall be governed by the laws of the State of California, (ii) CUSTOMER shall not assign this Agreement without the prior written consent of ECHELON, (iii) no modification to this Agreement, or any waiver of any rights, shall be effective unless assented to in writing and the waiver of any breach or default shall not constitute a waiver of any other rights hereunder or any subsequent breach or default, (iv) the prevailing party in any legal action hereunder shall be entitled to reimbursement of its expenses including without limitation reasonable attorneys' fees, (v) any required notices hereunder shall be given in writing at the address of each party set forth on the reverse side of this page, and shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered, and (vi) this Agreement and the Software License Agreement, the LONWORKS Development License Agreement and the LONWORKS OEM License Agreement attached hereto as Exhibits A, B and C, respectively, constitute the entire and exclusive agreement between the parties hereto with respect to the subject matter hereof.

19. Termination. In the event of (i) a material breach of this Agreement by CUSTOMER (ii) any proceeding, voluntary or involuntary, in bankruptcy or insolvency by or against CUSTOMER, or (iii) any assignment of CUSTOMER's assets for the benefit of creditors, this Agreement shall, if such condition is not corrected within thirty (30) days after written notice thereof from ECHELON, at ECHELON's option, terminate, and ECHELON may elect to cancel any unfilled orders hereunder. Within two (2) weeks after any such termination, CUSTOMER shall return to ECHELON the original and all copies, in whole or in part, including partial copies and modifications, of the Software Products, or destroy such items and deliver certification thereof to ECHELON. Notwithstanding the foregoing, the provisions of Sections 9, 10, 11, 13 and 14 hereof shall survive any termination of this Agreement.

20. Arbitration. Any dispute or claim arising out of this Agreement, the Software License Agreement, or the Development or OEM License Agreements, shall be finally settled by binding arbitration in San Francisco, California under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                                 SALES AGREEMENT
                                    ADDENDUM


         ECHELON acknowledges that CUSTOMER has entered into the Sales Agreement to which this Addendum is attached with the expectation of obtaining financing for the Products covered thereby pursuant to Trial, Rental or Lease Programs offered through Echelon Credit Corporation. Accordingly,

         1. ECHELON hereby consents to the assignment by CUSTOMER of its right and obligation to purchase the Products for the purpose of obtaining such financing.

         2. ECHELON agrees that, if CUSTOMER is unable to obtain such financing by ___________________________________________, the Sales Agreement will terminate with no further obligation of ECHELON or CUSTOMER, except that if such Products have been delivered to CUSTOMER, the last sentence of Section 19 shall apply.





ACCEPTED BY:

ECHELON CORPORATION                           CUSTOMER DGS, Inc.

By:/s/ Oliver R. Stanfield                    By:  /s/ T. Haas for DGS

Title: Vice President & CEO                   Title: CEO

Date: 11-30-93                                Date: Nov. 29, 1993

                                    Exhibit A
                                  LonBuilder(TM)
                           SOFTWARE LICENSE AGREEMENT

Echelon Corporation ("Echelon") grants you a non-exclusive, non-transferable license to use the copy of the software and documentation contained in this package and any updates or upgrades thereto provided by Echelon according to the terms set forth below. If the software contained in this package is being provided to you as an update or upgrade to software which you have previously licensed, then you agree to destroy all copies of the prior release of this software within thirty (30) days after opening this package; provided, however, that you may retain one copy of the prior release for backup, archival and support purposes.

LICENSE

You may:

(a)      install the software on only one computer,
(b)      use the software only for developing applications using
         Echelon's LonWorks(TM) tools and components.
(c) make one (1) copy of the software in machine readable form solely for backup purposes, provided that you reproduce all proprietary notices on the copy, and
(d) physically transfer the software from one computer to another, provided that the software is removed from the computer which it was installed and is used on only one computer at a time.

You may not:

(a) use the software on more than one workstation at a time or in a multi-user system,
(b) modify, translate, revere engineer, decompile or disassemble the software, (except to the extent that such acts may be prohibited under applicable law),
(c) copy the software (except for the backup copy or for the copies made automatically by the system for use with NEURON(R) embedded within LONBUILDER(TM) products), or copy the accompanying documentation, or
(d) rent, transfer or grant any rights in the software or accompanying documentation in any form to any person without the prior written consent of Echelon.

This license is not a sale. Title and copyrights to the software, accompanying documentation and any copy made by you remain with Echelon. Unauthorized copying of the software or the accompanying documentation, or failure to comply with the above restrictions, will result in automatic termination of this license and will make available to Echelon other legal remedies.

LIMITED WARRANTY AND DISCLAIMER

Echelon warrants that, for a period of ninety (90) days from the date of delivery to you, the diskettes on which the software is furnished under normal use will be free from defects in materials and workmanship and the software under normal use will perform substantially in accordance with the software specifications contained in the LonBuilder Developer's Workbench documentation.

Echelon's entire liability and your exclusive remedy under this warranty (which is subject to your returning the software to Echelon) will be, at Echelon's option, to use reasonable commercial efforts to attempt to correct or work around errors, to replace the software or diskettes with functionally equivalent software or diskettes, as applicable, or to refund the purchase price and terminate this Agreement.

EXCEPT FOR THE ABOVE EXPRESS LIMITED WARRANTIES, ECHELON MAKES AND YOU RECEIVE NO WARRANTIES ON CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR IN ANY COMMUNICATION WITH YOU, AND ECHELON SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. Echelon does not warrant that the operation of the software will be uninterrupted or error free or that the software will meet your specific requirements.

LIMITATION OF LIABILITY
IN NO EVENT WILL ECHELON BE LIABLE FOR LOSS OF DATA, LOST PROFITS, COST OF COVER OR OTHER SPECIAL INCIDENTAL, PUNITIVE, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING FROM THE USE OF THE SOFTWARE OR ACCOMPANYING DOCUMENTATION, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF ECHELON OR ANY AUTHORIZED DISTRIBUTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. YOU ACKNOWLEDGE THAT THE AMOUNTS PAID BY YOU FOR THE LonBuilder DEVELOPER'S WORKBENCH REFLECT THIS ALLOCATION OF RISK.

GENERAL
This Agreement will be governed by the laws of the State of California. This Agreement is the entire agreement between us and supersedes any other communications or advertising with respect to the software and accompanying documentation. If an provision of this Agreement is held invalid, the remainder of this Agreement shall continue in full force and effect. Using duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights and Technical Data and Computer Software clause at DFARS 252.227- 7013.

                                    Exhibit B
                                   LonWorks(TM)
                          DEVELOPMENT LICENSE AGREEMENT

         This Agreement is entered into between ECHELON CORPORATION ("Echelon") and __________________________________, ("Licensee") on the following terms and conditions:

1.       DEFINITIONS
         (a) "LonTalk(TM) Protocol" means Echelon's protocol for control networks.
         (b) "NEURON CHIPS" means semiconductor devices designed or used to implement all or part of the LonTalk Protocol that are manufactured by Echelon or by a supplier licensed by Echelon to manufacture or distribute such devices.
         (c) "LonWorks Applications" means equipment that incorporates NEURON CHIPS and the LonTalk Protocol, LonWorks Applications shall exclude development systems for developing applications that use the LonTalk Protocol.
         (d) "Echelon Intellectual Property" means (i) U.S. Patent No.4,918,690, U.S. Patent No. 4,941,143, U.S. Patent
                  No. 4,955,018, U.S. Patent No. 4,969,147 and foreign
                  patents based upon such U.S. patents and claiming the same inventions, and (ii) Echelon copyrights governing the LonTalk Protocol.
         (e) "NEURON CHIP Firmware" means only the Echelon software identified in the LonBuilder(TM) documentation and/or start up screen as "NEURON CHIP FIRMWARE," which, among other things, implements the LonTalk Protocol.
         (f) "Interface" means Echelon's proprietary interface between the NEURON CHIP and a transceiver as claimed in U.S. Patent No. 5,182,746. commonly known as the `special purpose mode interface.'

2.       LICENSE
         (a) Echelon grants Licensee a nonexclusive license, under Echelon Intellectual Property, solely to use NEURON
                  CHIPS to develop and design LonWorks Applications.
                  Licensee agrees that whenever a NEURON CHIP is executing instructions, the NEURON CHIP Firmware shall be loaded into it starting at address location 0
                  (zero). Licensee's right to use the LonTalk Protocol and NEURON CHIPS shall not extend to use of the LonTalk Protocol in devices that duplicate functions of all or part of the NEURON CHIPS, or to use the NEURON CHIPS with any communications protocol other than the LonTalk Protocol. The foregoing limitations shall apply to all NEURON CHIPS used by Licensee, including NEURON CHIPS contained in products of equipment purchased by Licensee.
         (b) Echelon hereby grants Licensee a nonexclusive license, under U.S. Patent No. 5,182,746 and any foreign patents based thereon claiming the same inventions to develop and design transceivers (only as part of LonWorks Applications) that incorporate the Interface. Unless otherwise approved in writing by Echelon, such transceivers must be of Licensee's own proprietary design and LonWorks Applications containing such transceivers must include Licensee's proprietary software that will perform the end use functions, in addition to network connection, for which the particular LonWorks Application was designed.
         (c) Echelon grants Licensee a nonexclusive license to reproduce the NEURON CHIP Firmware without modification for use only with NEURON CHIPS and only for developing and designing LonWorks Applications. Licensee shall not use in other than a development environment, sell or otherwise distribute products, technology or NEURON
                  CHIP that include NEURON CHIP Firmware without entering a LonWorks OEM License Agreement with Echelon.
         (d) Echelon grants Licensee the additional right to have made LonWorks Applications that do not incorporate the Interface, subject to the following limitations:
                  (i) such LonWorks Applications may be used for internal development purposes only and may not be sold or otherwise distributed, (ii) title to the NEURON CHIP and any memory device that contains the LonTalk
                  Protocol or Neuron Chip Firmware must be at all times with Licensee and Licensee shall not provide to its manufacturer the LonTalk Protocol or NEURON CHIP
                  Firmware unless the LonTalk Protocol or NEURON CHIP
                  Firmware has already been incorporated into the NEURON
                  CHIP or memory device and (iii) Licensee's manufacturer must acknowledge in writing to Licensee that it ha read and understands the limitations of this Agreement and will not knowingly manufacture items that are in violation of the provisions of this Agreement, Licensee shall have no right to have made transceivers, or components thereof, that incorporate the Interface.
         (e) No license is granted, express or implied, under any patents, trade secrets, know-how or other intellectual property of Echelon covering specific applications or implementations of the LonTalk Protocol, LonWorks Applications, Interface or NEURON CHIPS. Licensee shall have no right under Echelon Intellectual Property to modify the LonTalk Protocol.

3.       USE OF Neuron Chips
         LICENSEE ASSUMES RESPONSIBILITY FOR, AND HEREBY AGREES TO USE ITS BEST EFFORTS IN, DESIGNING AND MANUFACTURING EQUIPMENT LICENSED HEREUNDER TO PROVIDE FOR SAFE OPERATION THEREOF, INCLUDING, BUT NOT LIMITED TO, COMPLIANCE OR QUALIFICATION WITH RESPECT TO ALL SAFETY LAWS, REGULATIONS OR AGENCY APPROVALS, AS APPLICABLE. THE Neuron Chip, LonTalk PROTOCOL, INTERFACE AND Neuron Chip FIRMWARE ARE NOT DESIGNED, INTENDED OR AUTHORIZED FOR USE AS COMPONENTS IN EQUIPMENT INTENDED FOR SURGICAL IMPLANT INTO THE BODY, OR OTHER APPLICATIONS INTENDED TO SUPPORT OR SUSTAIN LIFE, OR

         FOR ANY OTHER APPLICATION IN WHICH THE FAILURE OF THE Neuron Chip, LonTalk PROTOCOL, INTERFACE AND Neuron Chip FIRMWARE COULD CREATE A SITUATION IN WHICH PERSONAL INJURY OR DEATH MAY OCCUR.

4.       WARRANTY DISCLAIMER
         ECHELON DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, IMPLIED OR STATUTORY, RESPECTING THE LonTalk PROTOCOL, LonWorks APPLICATIONS, Neuron Chips, ECHELON INTELLECTUAL PROPERTY, INTERFACE OR Neuron Chip FIRMWARE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.       TERMINATION
         The non-breaching party may terminate this Agreement upon a breach by the other party if such breach remains uncured thirty (30) days after delivery by the non-breaching party of written notice of the breach. The provisions of paragraphs 3, 4, 6, 7 and 9 shall survive any termination of this Agreement. All other provisions shall terminate.

6.       SOFTWARE LICENSE AGREEMENTS
         Licensee agrees to be bound by the terms and conditions of the software license agreements accompanying any LonBuilder Developer's Workbench and software updates thereto purchased by Licensee.

7.       LIMITATION OF LIABILITY
         NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, PUNITIVE OR INCIDENTAL DAMAGES, HOWEVER CAUSED ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE DEVELOPMENT OR DISTRIBUTION BY LICENSEE OF APPLICATIONS OR SYSTEMS USING THE LonTalk PROTOCOL, Neuron Chips, INTERFACE OR Neuron Chip FIRMWARE.

8.       RELATED COMPANIES
         A parent corporation of Licensee that owns more than fifty percent (50%) of the voting stock or other equity interests in Licensee, and subsidiaries and affiliates of Licensee or such parent in that Licensee or such parent own more than fifty percent (50%) of the voting stock or other equity interests, shall be entitled to the rights of Licensee under this Agreement: provided that Licensee and each parent, subsidiary or affiliate desiring such rights shall first agree in writing to be bound by the terms of this Agreement or if they were a party hereto.

9.       MISCELLANEOUS
         (a) Licensee shall comply with any United States export controls governing export of any technical data or technology provided by Echelon. If Licensee is other than a U.S. entity or is located outside the U.S. Licensee, as a prior condition to exercising its rights hereunder, shall execute any letter of written assurances required for the export of technical data or technology by Echelon and shall comply with such other requirements of the U.S. Department of Commerce or other applicable agency for the export of technical data or technology by Echelon to Licensee.
         (b) If Licensee is other than a U.S. entity or is located outside of the U.S., Licensee represents that no consent or approval of any governmental authority is required in connection with the valid execution and performance of this Agreement.
         (c) This Agreement will be governed by and construed in accordance with the laws of the State of California, U.S.A., except that body of California law concerning conflicts of law.
         (d) Licensee shall not assign this Agreement or any of its rights or duties hereunder except to a successor-in-interest without the prior written consent of Echelon which shall not be unreasonably withheld.
         (e) Use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in subdivision (c)(i)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013.
         (f) Licensee agrees that Echelon may disclose its name, address and Agreement number to vendors of NEURON CHIPS or LonWorks Applications for the purpose of verifying Licensee's status as an Echelon licensee.
         (g) This Agreement constitutes the entire agreement between the parties, and supersedes any prior agreements, with respect to the subject matter hereof. No amendment to any term of the Agreement shall be valid unless mutually agreed to in writing by the parties. The failure of either party to enforce any provision of this Agreement shall not constitute a waiver of such provision.


ECHELON CORPORATION:                           LICENSEE:DGS, Inc.

Signature: /s/ Oliver R. Stanfield             Signature: T. Haas for DGS
Print Name: Oliver R. Stanfield                Print Name: Tom Haas
Title: Vice President & CEO                    Title: CEO
Effective Date:11-30-93                        Date Signed:  Nov. 29, 1993
Address:  4015 Miranda Avenue                  Address: 4601 Gateway Circle
          Palo Alto, CA 94304                           Dayton, OH
          (800) 258-4LON                       Phone: 513-439-0036
                                               LonBuilder S/N:

                                    Exhibit C
                                  LonWorks(TM)
                              OEM LICENSE AGREEMENT

         This Agreement is entered into between ECHELON CORPORATION ("Echelon") and _____________________________("Licensee") upon the following terms and conditions:

1.       DEFINITIONS
         (a) "LonTalk(TM) Protocol" means Echelon's protocol for control networks.
         (b) "NEURON(R) Chips" means semiconductor devices designed or used to implement all or part of the LonTalk Protocol that are manufactured by Echelon or by a supplier licensed by Echelon to manufacture or distribute such devices.
         (c) "LONWORKS Applications" means equipment that incorporates NEURON CHIPS and the LONTALK Protocol. LONWORKS Applications shall exclude development systems for developing applications that use the LONTALK Protocol.
         (d)      "Echelon Intellectual Property" means (i) U.S. Patent
                  No, 4,918,690., U.S. Patent No. 4,941,143, U.S. Patent
                  No. 4,955,018, U.S. Patent No. 4,969,147 and foreign
                  patents based upon such U.S. patents and claiming the same inventions, and (ii) Echelon copyrights governing the LONTALK Protocol.
         (e) "NEURON CHIP Firmware" means only the Echelon software identified in the LONBUILDER(TM) documentation and/or start up screen as "NEURON CHIP Firmware", which, among other things, implements the LONTALK Protocol.
         (f) "Interface" means Echelon's proprietary interface between the NEURON CHIP and a transceiver as claimed in U.S. Patent No. 5,182,746, commonly known as the 'special purpose mode interface'.

2.       LICENSE
         (a) Echelon grants Licensee a nonexclusive license, under Echelon Intellectual Property, to make, use and sell
                  LONWORKS Applications, Licensee agrees that whenever a NEURON CHIP is executing instructions, the NEURON CHIP Firmware shall be loaded into it starting at address location 0 (zero). Licensee's rights to use the LONTALK Protocol and NEURON CHIPS shall not extend to use of the LONTALK Protocol in devices that duplicate the functions of all or part of the NEURON CHIPS, or to use the NEURON CHIPS with any communications protocol other than the LONTALK Protocol. The foregoing limitations shall apply to all NEURON CHIPS used by Licensee, including NEURON CHIPS contained in products or equipment purchased by Licensee.
         (b)      In the event that Licensee manufactures LONWORKS
                  Applications in an incomplete form without the LONTALK Protocol. Licensee may sell or otherwise distribute such LONWORKS Applications only to customers who have entered into a LONWORKS Development License Agreement or LONWORKS OEM License Agreement with Echelon or its subsidiaries that has an agreement number preceded by the letter "E" or a subsequent letter of the alphabet. Licensee shall maintain records of the names, addresses and Echelon License Agreement numbers of its customers for such LONWORKS Applications and shall, within fifteen (15) days after the end of each calendar quarter, provide Echelon with a report listing all of such customers for the previous calendar quarter. If Echelon notifies Licensee that any customer listed in such report is not an Echelon licensee, then Licensee shall promptly discontinue selling such LONWORKS Applications to such customer.
         (c) Echelon hereby grants Licensee a nonexclusive license under U.S. Patent No. 5,182.746 and any foreign patents based thereon claiming the same inventions, to make, use and sell transceivers (only as part of LONWORKS Applications) that incorporate the Interface. Unless otherwise approved in writing by Echelon, such transceivers must be of Licensee's own proprietary design and LONWORKS Applications containing such transceivers must include Licensee's proprietary software that will perform the end use functions, in addition to network connection, for which the particular LONWORKS Application was designed.
         (d) Echelon grants Licensee a nonexclusive license to reproduce and distribute the NEURON CHIP Firmware without modification for use only with NEURON CHIPS:
                  provided that NEURON CHIP Firmware is programmed into either: (i) the memory of a NEURON CHIP, or (ii) a memory device attached to the memory bus of a NEURON
                  CHIP. At the request of Licensee. Echelon will deliver to Licensee one (1) copy of the NEURON CHIP
                  Firmware if Licensee has not already received such a copy from Echelon.
         (e) Echelon grants Licensee the additional right to have made LONWORKS Applications that do not incorporate the Interface, subject to the following limitations:
                  (i) title to the NEURON CHIP and any memory device that contains the LONTALK Protocol or NEURON CHIP Firmware must be at all times with Licensee and Licensee shall not provide to its manufacturer the LONTALK Protocol or NEURON CHIP Firmware unless the LONTALK Protocol or
                  NEURON CHIP Firmware has already been incorporated into the NEURON CHIP or memory device and (ii) Licensee's manufacturer must acknowledge in writing to Licensee that it has read and understands the limitations of this Agreement and will not knowingly manufacture items that are in violation of the provisions of this Agreement. Licensee shall have no right to have made transceivers, or components thereof, that incorporate the Interface.
         (f) No license is granted, express or implied, under any patents, trade secrets, know-how or other intellectual property of Echelon covering specific applications or implementations of the LONTALK Protocol, LONWORKS Applications, Interface or NEURON CHIPS. In addition, Licensee shall have no right to use Echelon's trademarks, trade names or logos without the prior written consent of Echelon. Licensee shall have no right under Echelon Intellectual Property to modify the LONTALK Protocol.

3.       LICENSE FEE

         Upon execution of this Agreement, Licensee shall pay Echelon the non-refundable amount of Two Thousand Five Hundred U.S. Dollars (U.S. $2,500), unless this Agreement replaces a prior version of the OEM License Agreement for which Licensee has already paid such amount to Echelon.

4.       USE OF NEURON CHIPS
         LICENSEE ASSUMES RESPONSIBILITY FOR, AND HEREBY AGREES TO USE ITS BEST EFFORTS IN, DESIGNING AND MANUFACTURING EQUIPMENT LICENSED HEREUNDER TO PROVIDE FOR SAFE OPERATION THEREOF, INCLUDING, BUT NOT LIMITED TO, COMPLIANCE OR QUALIFICATION WITH RESPECT TO ALL SAFETY LAWS, REGULATIONS OR AGENCY APPROVALS, AS APPLICABLE. THE NEURON CHIP, LONTALK PROTOCOL, INTERFACE AND NEURON CHIP FIRMWARE ARE NOT DESIGNED, INTENDED OR AUTHORIZED FOR USE AS COMPONENTS IN EQUIPMENT INTENDED FOR SURGICAL IMPLANT INTO THE BODY, OR OTHER APPLICATIONS INTENDED TO SUPPORT OR SUSTAIN LIFE, OR FOR ANY OTHER APPLICATION IN WHICH THE FAILURE OF THE NEURON CHIP, LONTALK PROTOCOL, INTERFACE AND NEURON CHIP FIRMWARE COULD CREATE A SITUATION IN WHICH PERSONAL INJURY OR DEATH MAY OCCUR.

5.       INDEMNITY AND WARRANTY DISCLAIMER
         (a) Echelon shall indemnify Licensee for any liabilities, damages and costs payable by Licensee to a third party in an action for infringement of any third party United States patent by the LONTALK Protocol and for reasonable attorney's fees relating thereto. The foregoing shall be subject to the Licensee notifying
                  Echelon promptly in writing of and giving Echelon the exclusive authority to defend or settle any such claim or proceeding. If the use of the LONTALK Protocol is enjoined or is the subject of any actual or potential patent infringement action, Echelon may, at its option, procure for Licensee the right to continue to use the LONTALK Protocol or replace or modify the LONTALK
                  Protocol so that it becomes noninfringing.
                  Notwithstanding the foregoing, Echelon assumes no liability for any claims attributable to Licensee's specific applications for the LONTALK Protocol or attributable to the use of the LONTALK Protocol in combination with equipment or technology not provided by Echelon if the claim would not have occurred but for such specific application or combination. In addition, in no event shall Echelon's liability to Licensee under this paragraph exceed the fee paid by Licensee to Echelon under this Agreement. THE FOREGOING STATES THE ENTIRE LIABILITY OF ECHELON WITH RESPECT TO INFRINGEMENT OF ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHT BY THE LONTALK PROTOCOL, LONWORKS APPLICATIONS, NEURON CHIPS. ECHELON INTELLECTUAL PROPERTY, INTERFACE OR NEURON CHIP FIRMWARE.

         (b) EXCEPT FOR THE REMEDIES AVAILABLE UNDER PARAGRAPH 5(a), ECHELON DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, IMPLIED OR STATUTORY, RESPECTING THE LONTALK PROTOCOL, LONWORKS APPLICATIONS, NEURON CHIPS, ECHELON INTELLECTUAL PROPERTY, INTERFACE OR NEURON CHIP FIRMWARE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.       TERM AND TERMINATION
         (a) The term of this Agreement shall be ten (10) years from the date of execution unless terminated earlier as provided below. Licensee may renew this Agreement for an additional ten (10) year period upon written notice delivered to Echelon within the last six (6) months of the initial term.
         (b) In addition, the non-breaching party may terminate this Agreement upon a breach by the other party if such breach remains uncured thirty (30) days after delivery by the non-breaching party of written notice of the breach. The provisions of paragraphs 4, 5, 7.8 and 10 shall survive any termination of this Agreement. All other provisions shall terminate.

7.       SOFTWARE LICENSE AGREEMENTS
         Licensee agrees to be bound by the terms and conditions of the software license agreements accompanying any LONBUILDER Developer's Workbench and software updates thereto purchased by Licensee.

8.       LIMITATION OF LIABILITY
         NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, PUNITIVE OR INCIDENTAL DAMAGES, HOWEVER CAUSED ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE DEVELOPMENT OR DISTRIBUTION BY LICENSEE OF APPLICATIONS OR SYSTEMS USING THE LONTALK PROTOCOL, NEURON CHIPS, INTERFACE OR NEURON CHIP FIRMWARE.

9.       RELATED COMPANIES
         A parent corporation of Licensee that owns more than fifty percent (50%) of the voting stock or other equity interests in Licensee, and subsidiaries and affiliates of Licensee or such parent in that Licensee or such parent own more than fifty percent (50%) of the voting stock or other equity interests, shall be entitled to the rights of Licensee under this Agreement; provided, that Licensee and each parent, subsidiary or affiliate desiring such rights shall first agree in writing to be bound by the terms of this Agreement as if they were a party hereto.

10.      MISCELLANEOUS
         (a) Licensee shall comply with any United States export controls governing export of any technical data or technology provided by Echelon. If Licensee is other than a U.S. entity or is located outside the U.S., Licensee, as a prior condition to exercising its rights hereunder, shall execute any letter of written assurances required for the export of technical data or technology by Echelon and shall comply with such other requirements of the U.S. Department of Commerce or other applicable agency for the export of technical data or technology by Echelon to Licensee.
         (b) If Licensee is other than a U.S. entity or is located outside of the U.S., Licensee represents that no consent or approval of any governmental authority is required in connection with the valid execution and performance of this Agreement.
         (c) This Agreement will be governed by and construed in accordance with the laws of the State of California, U.S.A., except that body of California law concerning conflicts of law.
         (d) Licensee shall not assign this Agreement or any of its rights or duties hereunder except to a successor-in-interest without the prior written consent of Echelon which shall not be unreasonably withheld.
         (e) Use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in subdivision (c)(i)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013.
         (f) Licensee agrees that Echelon may disclose its name, address and Agreement number to vendors of NEURON CHIPS or LONWORKS Applications for the purpose of verifying Licensee's status as an Echelon licensee.
         (g) This Agreement constitutes the entire agreement between the parties, and supersedes any prior agreements, with respect to the subject matter hereof. No amendment to any term of the Agreement shall be valid unless mutually agreed to in writing by the parties. The failure of either party to enforce any provision of this Agreement shall not constitute a waiver of such provision.

ECHELON CORPORATION:                         LICENSEE:
Signature:____________________               Signature:____________________
Print Name:___________________               Print Name:___________________
Title:________________________               Title:________________________
Effective Date:_______________               Date Signed: _________________
Address:  4015 Miranda Avenue                Address:______________________
Palo, Alto, CA 94304                         ______________________________
(800) 258-4LON                               Phone:________________________
                                             LonBuilder S/N:_______________